UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

Health Grades, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-22019	62-1623449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Golden Ridge Road, Suite 100 Golden, Colorado	80401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 716-0041

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 7, 2008, Health Grades, Inc. (the “Company”) announced that J.D. Kleinke resigned as a member of the Board of Directors. The resignation was not a result of a disagreement with the Company. The press release issued on March 7, 2008 is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being filed with this report

Exhibit No.	Description
99.1	Press Release Dated March 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC. (Registrant)
By:	/s/ALLEN DODGE

Allen Dodge Executive Vice President and Chief Financial Officer

Dated: March 10, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated March 7, 2008

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